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                                                                    EXHIBIT 10.6

                                                  Execution Copy _____ of ______

                                  CROSS-RELEASE

         CROSS-RELEASE (this "Agreement") dated as of May 19, 2000 among ROME GROUP, INC., a Delaware corporation ("Parent"), RGCP ACQUISITION CORP., a Delaware corporation ("Sub"), CONNECTIVITY PRODUCTS INCORPORATED, a Delaware corporation (the "Company"), and CONNECTIVITY TECHNOLOGIES INC., a Delaware corporation ("CTI").

                              W I T N E S S E T H :

         WHEREAS, since May 1996 the Company has been a majority owned Subsidiary of CTI; and

         WHEREAS, Parent, Sub, CTI and the Company have entered into an Agreement and Plan of Merger dated as of May 19, 2000 (the "Merger Agreement"), whereby Sub, a wholly-owned Subsidiary of Parent, is to be merged with and into the Company, whereby the Company, as the Surviving Corporation, will become a wholly-owned Subsidiary of Parent (the "Merger"); and

         WHEREAS, pursuant to Section 7.1(g) of the Merger Agreement, it is a condition precedent to the respective obligations of Parent, Sub, CTI and the Company to effect the Merger that this Agreement shall have been executed and delivered by each of the parties hereto and that this Agreement shall be in full force and effect; and

         WHEREAS, the respective releases made herein shall be effective only from and after the Effective Time of the Merger, as of which time the Company, as the Surviving Corporation, shall cease to have any Affiliate relationship with CTI.

         NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto agree as follows (with capitalized terms used herein without textual definition having the meanings given thereto in the Merger Agreement):




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1.       RELEASES.

         1.1.  Release by CTI.

         (a) Effective as of the Effective Time, CTI, on behalf of itself and each of its Affiliates, and each of their respective officers, directors, stockholders and other equity holders, in each case in such capacity and no other capacity (including as employee), and each of the predecessors, successors and assigns of the foregoing, in all cases past, present and future (collectively, in such context, the "CTI Releasors"), hereby releases and forever discharges Parent, the Surviving Corporation and Parent's other Affiliates, and each of their respective officers, directors, stockholders and other equity holders, in each case in such capacity and no other capacity (including as employee), and each of the predecessors, successors and assigns of the foregoing, in all cases past, present and future (collectively, in such context, the "Rome Releasees"), from any and all claims, demands, actions, arbitrations, audits, hearings, investigations, litigations or suits, causes of action, judgments, executions, verdicts, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity (collectively, "Claims"), which each or any of the CTI Releasors now has, ever had, or may hereafter have against the respective Rome Releasees arising contemporaneously with or prior to the Effective Time or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Effective Time, including any rights to indemnification or reimbursement, and whether or not pending as of, or asserted after, the Effective Time; provided, however, that nothing contained in this Section 1.1(a) shall operate to release (A) any Claims (x) arising under the Merger Agreement or any agreement or instrument delivered by Parent or Sub pursuant to the Merger Agreement (other than closing certificates including those specifically called for in Article 7 of the Merger Agreement) and (y) relating to any obligation which by the terms of the Merger Agreement or such agreement or instrument is to be performed after the Effective Time or (B) any Claims arising under the Cieszkowski Agreement or the releases and covenants not to sue delivered in connection with the closing of the Cieszkowski



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Agreement Transactions (collectively, the "Cieszkowski Claims").

         (b) CTI, on behalf of itself and each other CTI Releasor, hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced any proceeding of any kind against any Rome Releasee, based upon any Claim purported to be released in Section 1.1(a).

         (c) Without in any way limiting any of the rights and remedies otherwise available to any Rome Releasee, CTI shall indemnify and hold harmless each Rome Releasee from and against all loss, liability, claim, damage (excluding incidental and consequential damages) or expense (including costs of investigation and defense and reasonable attorney's fees) whether or not involving third party claims, arising directly or indirectly from or in connection with (i) the assertion by or on behalf of any CTI Releasor of any Claim purported to be released pursuant to Section 1.1(a) or (ii) the assertion by any third party of any claim or demand against any Rome Releasee which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of any CTI Releasor against such third party of any Claim purported to be released pursuant to Section 1.1(a).

         1.2.  Release by Parent, the Company and Sub.

         (a) Effective as of the Effective Time, Parent, the Company and Sub, and each of them on behalf of themselves, jointly and severally, (or the Surviving Corporation in the case of the Company and Sub) and each of their Affiliates, and each of their respective officers, directors, stockholders and other equity holders, in each case in such capacity and no other capacity (including as employee), and each of the predecessors, successors and assigns of the foregoing, in all cases past, present and future (collectively, in such context, the "Rome Releasors"), hereby release and forever discharge CTI and its Affiliates, and each of their respective officers, directors, stockholders and other equity holders, in each case in such capacity and no other capacity (including as employee), and each of the predecessors, successors and assigns of the foregoing, in all cases past, present and future (collectively, in such context, the "CTI Releasees"), from any and all Claims



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which each or any of the Rome Releasors now has, ever had, or may hereafter have against the respective CTI Releasees arising contemporaneously with or prior to the Effective Time or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Effective Time, including any rights to indemnification or reimbursement, and whether or not pending as of, or asserted after, the Effective Time; provided, however, that nothing contained in this Section 1.2(a) shall operate to release (A) any Claims (x) arising under the Merger Agreement or any agreement or instrument delivered by CTI or the Company pursuant to the Merger Agreement (other than closing certificates including those specifically called for in Article 7 of the Merger Agreement) and (y) relating to any obligation which by the terms of the Merger Agreement or such agreement or instrument is to be performed after the Effective Time, (B) any Cieszkowski Claims or (C) rights of any Rome Releasor existing as of the Effective Time in respect of options to acquire capital stock of CTI.

         (b) Parent, the Company and Sub, and each of them on behalf of themselves, jointly and severally, (or the Surviving Corporation in the case of the Company and Sub) and each other Rome Releasor, hereby irrevocably covenant to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced any proceeding of any kind against any CTI Releasee, based upon any Claim purported to be released in
Section 1.2(a).

         (c) Without in any way limiting any of the rights and remedies otherwise available to any CTI Releasee, Parent and the Surviving Corporation, and each of them, jointly and severally, shall indemnify and hold harmless each CTI Releasee from and against all loss, liability, claim, damage (excluding incidental and consequential damages) or expense (including costs of investigation and defense and reasonable attorney's fees) whether or not involving third party claims, arising directly or indirectly from or in connection with (i) the assertion by or on behalf of any Rome Releasor of any Claim purported to be released pursuant to Section 1.2(a) or (ii) the assertion by any third party of any claim or demand against any CTI Releasee which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of any Rome



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Releasor against such third party of any Claim purported to be released pursuant to Section 1.2(a).



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2.       MISCELLANEOUS.

         2.1. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         2.2. Waiver. The parties hereto may waive compliance with any of the agreements contained herein. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

         2.3. Entire Agreement. This Agreement (with its Schedules and Exhibits), together with the Merger Agreement, contains, and is intended as, a complete statement of all of the terms of the arrangements between the parties with respect to the matters provided for herein, supersedes any previous agreements and understandings between the parties with respect to those matters and cannot be changed or terminated orally.

         2.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in New York without regard to principles thereof regarding choice of law.

         2.5. Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if given in a manner provided for in, and shall be deemed duly received if received in accordance with, Section 9.4 of the Merger Agreement.

         2.6. Severability. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

         2.7. Parties Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



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         2.8.  No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any Person other than the parties hereto, the Rome Releasees and the CTI Releasees and their respective heirs, successors and permitted assigns.

         2.9. Interpretation. When a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference shall be to an Article, Section, Exhibit or Schedule of or to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, the feminine or the neuter gender shall include the masculine, the feminine and the neuter.

         2.10. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to each of the other parties hereto.

               [The Balance of This Page Intentionally Left Blank]



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         IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the date first written above.

                                          PARENT:

                                          ROME GROUP, INC.

                                          By: /s/ Mary Wuest
                                              ----------------------------
                                               Name:   Mary Wuest
                                               Title:  Vice President

                                          SUB:

                                          RGCP ACQUISITION CORP.

                                          By: /s/ Mary Wuest
                                              ----------------------------
                                               Name:   Mary Wuest
                                               Title:  Vice President

                                          COMPANY:

                                          CONNECTIVITY PRODUCTS INCORPORATED

                                          By:  /s/ James M. Hopkins
                                              ----------------------------
                                              Name:   James M. Hopkins
                                              Title:  President and Chief
                                                             Executive Officer

                                          CTI:

                                          CONNECTIVITY TECHNOLOGIES INC.

                                          By: /s/ James M. Hopkins
                                              ----------------------------
                                               Name:   James M. Hopkins
                                               Title:  President and Chief
                                                             Executive Officer



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